SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                       20-Jan-04

Salomon Brothers Mortgage Securities VII, Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF February 1, 2003, PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-CB1)

C-Bass Mortgage Loan Asset-Backed Certificates Series 2003-CB1
(Exact name of registrant as specified in its charter)

Delaware             333-83816-08    13-3439681
(State or Other     (Commission	(I.R.S. Employer
Jurisdiction of     File Number)	 Identification
Incorporation)				 Number)


388 Greenwich Street
New York, NY                                         10013
(Address of Principal                                (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 816-6000

Item 5.  Other Events

This Amendment to Form 8-K by the registrant is being done solely to clear up typographical errors which have occurred on the Monthly Reports for all of the registrant's past deals and on all payment dates. These Monthly Reports have previously been filed by the registrant on Form 8-Ks.

        In such Monthly Reports, there are references to Asset Backed Funding Corporation as Depositor. These references should instead be to Salomon Brothers Mortgage Securities VII, Inc. as Depositor.

        Nothing else in any of the registrant's Monthly Reports nor any of the registrant's Form 8-Ks is changed by way of this Amendment to Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    By: /s/ Sheryl Christopherson
                    Name:  Sheryl Christopherson
                    Title: Vice President
                    U.S. Bank National Association as Trustee

Dated:                          3/30/04